UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2026

Santander Holdings USA, Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-16581	23-2453088
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 State Street, Boston, Massachusetts	02109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 493-8219

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 8.01	Other Events

As previously announced, on February 3, 2026, Banco Santander, S.A., a Spanish sociedad anónima (“Banco Santander”), which owns all of the outstanding shares of capital stock of Santander Holdings USA, Inc. (“SHUSA” and, together with Banco Santander and its affiliates, “Santander”), entered into a Transaction Agreement (the “Transaction Agreement”) with Webster Financial Corporation, a Delaware corporation (“Webster”), which owns all of the outstanding shares of capital stock of Webster Bank, National Association (“WBNA”), and a wholly-owned subsidiary of Webster incorporated in the State of Virginia ( “Webster Virginia”). Among other things, the Transaction Agreement provides for the merger of Webster with and into Webster Virginia, with Webster Virginia continuing as the surviving corporation in such merger transaction, and, immediately afterwards, the acquisition by Banco Santander of all outstanding shares of Webster Virginia common stock through a statutory share exchange, all subject to the terms and conditions of the Transaction Agreement (collectively, the “HoldCo Transactions”).

Following the completion of the HoldCo Transactions, Banco Santander intends to contribute all outstanding shares of Webster Virginia common stock to SHUSA (the “Webster Virginia Contribution”). Additionally, following the completion of the Webster Virginia Contribution, Banco Santander intends, but is not required pursuant to the terms of the Transaction Agreement, (i) to merge Webster Virginia with and into SHUSA, with SHUSA continuing as the surviving corporation in such merger; and (ii) to merge WBNA with and into Santander Bank, National Association (“SBNA”), with SBNA continuing as the surviving bank of such merger (the “Bank Merger”). We refer to the acquisition of Webster by Santander, including the Bank Merger and the other transactions described above, collectively as the “Transaction.” On May 26, 2026, Webster held a special meeting of its stockholders in connection with the HoldCo Transactions. All matters voted upon at the special meeting were approved by Webster’s stockholders by the requisite vote.

SHUSA is filing: (i) as Exhibit 99.1 to this Current Report on Form 8-K, Webster’s audited consolidated financial statements as of December 31, 2025 and 2024 and for the fiscal years ended December 31, 2025, 2024 and 2023; (ii) as Exhibit 99.2, Webster’s interim unaudited consolidated financial statements as of March 31, 2026 and for the three months ended March 31, 2026 and 2025; (iii) as Exhibit 99.3, the unaudited pro forma condensed combined financial statements of SHUSA and Webster, including (a) the unaudited pro forma condensed combined balance sheet of SHUSA and Webster as of March 31, 2026, giving effect to the Transaction as if it had been completed on March 31, 2026, and the unaudited pro forma condensed combined income statement of SHUSA and Webster for the three months ended March 31, 2026, giving effect to the Transaction as if it had been completed on January 1, 2025, and (b) the unaudited pro forma condensed combined statement of income of SHUSA and Webster for the year ended December 31, 2025, giving effect to the Transactions as if they had been completed on January 1, 2025; and (iv) as Exhibit 23.1, the consent of KPMG LLP, independent registered public accounting firm of Webster.

This Current Report on Form 8-K does not modify or update the consolidated financial statements of SHUSA included in SHUSA’s Annual Report on Form 10-K for the year ended December 31, 2025, or in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, nor does it reflect any subsequent information or events. This Current Report on Form 8-K does not modify or update the consolidated financial statements of Webster included in Webster’s Annual Report on Form 10-K for the year ended December 31, 2025, or in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, nor does it reflect any subsequent information or events.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of KPMG LLP, independent registered public accounting firm (with respect to Webster).

99.1	Audited consolidated financial statements of Webster as of December 31, 2025 and 2024, and for each of the fiscal years ended December 31, 2025, 2024 and 2023.

99.2	Interim unaudited consolidated financial statements of Webster as of March 31, 2026 and for the three months ended March 31, 2026 and 2025.

99.3	Unaudited pro forma condensed combined financial statements of SHUSA and Webster (a) as of and for the three months ended March 31, 2026 and (b) for the year ended December 31, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

FORWARD-LOOKING STATEMENTS

This communication contains statements that constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “achieve,” “anticipate,” “assume,” “believe,” “could,” “deliver,” “drive,” “enhance,” “estimate,” “expect,” “focus,” “future,” “goal,” “grow,” “guidance,” “intend,” “may,” “might,” “plan,” “position,” “potential,” “predict,” “project,” “opportunity,” “outlook,” “should,” “strategy,” “target,” “trajectory,” “trend,” “will,” “would,” and other similar words and expressions or the negative of such terms or other comparable terminology. Forward-looking statements include, but are not limited to, statements about business strategy, goals and objectives, projected financial and operating results, including outlook for future growth, and future share dividends, share repurchases and other uses of capital. These statements are not historical facts, but instead represent our beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of our control. As forward-looking statements involve significant risks and uncertainties, readers are cautioned not to place undue reliance on such statements.

Webster’s, Banco Santander’s and SHUSA’s actual results, financial condition and achievements may differ materially from those indicated in these forward-looking statements. Important factors that could cause Webster’s, Banco Santander’s and SHUSA’s actual results, financial condition and achievements to differ materially from those indicated in such forward-looking statements include, in addition to those set forth in Webster’s, Banco Santander’s and SHUSA’s filings with the SEC: (1) the risk that the cost savings, synergies and other benefits from the Transaction may not be fully realized or may take longer than anticipated to be realized, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Webster and Santander operate; (2) the failure of the closing conditions in the Transaction Agreement and any other related agreements (collectively, the “Transaction Documents”) providing for the Transaction to be satisfied, any unexpected delay in closing the Transaction or the occurrence of any event, change or other circumstances that could delay the Transaction or could give rise to the termination of the Transaction Documents; (3) the outcome of any legal or regulatory proceedings or governmental inquiries or investigations that may be currently pending or later instituted against Webster, Santander or the combined company; (4) the possibility that the Transaction does not close when expected or at all because required regulatory, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed Transaction); (5) disruption to the parties’ businesses as a result of the announcement and pendency of the Transaction; (6) the costs associated with the anticipated length of time of the pendency of the Transaction, including the restrictions contained in the definitive Transaction Documents on the ability of Webster to operate its business outside the ordinary course during the pendency of the Transaction; (7) risks related to management and oversight of the expanded business and operations of the combined company following the closing of the Transaction; (8) the risk that the integration of Webster’s operations with Santander’s will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate each party’s businesses into the other’s businesses; (9) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (10) reputational risk and potential adverse reactions of Webster’s or Santander’s customers, employees, vendors, contractors or other business partners, including those resulting from the announcement or completion of the Transaction; (11) the dilution caused by Banco Santander’s issuance of additional ordinary shares and corresponding

American depositary shares, each representing the right to receive one of its ordinary shares (“ADSs”), in connection with the Transaction; (12) the possibility that any announcements relating to the Transaction could have adverse effects on the market price of Webster’s common stock and Banco Santander’s ordinary shares and ADSs; (13) a material adverse change in the condition of Webster or Santander; (14) the extent to which Webster’s or Santander’s businesses perform consistent with management’s expectations; (15) Webster’s and Santander’s ability to take advantage of growth opportunities and implement targeted initiatives in the timeframe and on the terms currently expected; (16) the execution and efficacy of recent strategic investments; (17) declines in the businesses or industries of Webster’s or Santander’s customers; (18) the possibility that the combined company is subject to additional regulatory requirements as a result of the Transaction or expansion of the combined company’s business operations following the Transaction; (19) general competitive, political and market conditions and other factors that may affect future returns of Webster and Santander, including changes in asset quality and credit risk; and (20) capital management activities. Any forward-looking statement made in this communication is based solely on information currently available to us and speaks only as of the date on which it is made.

Webster, Banco Santander and SHUSA undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except to the extent required by law. These and other important factors, as well as Webster’s, Banco Santander’s and SHUSA’s subsequent filings with the SEC, may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements herein are made only as of the date they were first issued, and unless otherwise required by applicable securities laws, Webster, Banco Santander and SHUSA disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTANDER HOLDINGS USA, INC.

Dated: June 2, 2026	By:	/s/ Gerard A. Chamberlain
	Name:	Gerard A. Chamberlain
	Title:	Senior Deputy General Counsel and Executive Vice President

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